John Hancock Core Bond Trust Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books Banc of America Securities LLC
Barclays Capital
BNP Paribas
Deutsche Bank Securities Inc
JP Morgan Securities
RBS Securities Corp

Co-Manager(s)	Allied Irish Bank (US)
BBVA Securities Inc
BNY Mellon Capital Markets LLC
Daiwa Securities America Inc
ING Wholesale Banking
Mitsubishi UFJ Securities USA Inc
Mizuho Securities USA Inc
RBC Capital Markets
Scotia Capital Inc
Standard Chartered Bank (US)
Wells Fargo Securities LLC

(2)	Names of Issuers: Boston Scientific
(3)	Title of Securities: BSX 6 01/15/20 cusip – 101137AK3
(4)	Date of First Offering: 12/10/2009
(5)	Amount of Total Offering: $850,000,000.00
(6)	Unit Price of Offering: $ 99.031

Comparable Securities
1) Bank of America Corp – 060505DB7
2) Goldman Sachs Grp Cusip = 38141EA25
3) National City Corp – 635405AM5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.
(8)	Years of Issuer’s Operations: 30
(9)	Trade Date: 12/10/2009
(10)	Portfolio Assets on Trade Date: $1,061,565,756

(11) Price Paid per Unit: $99.031

(12) Total Price Paid by Portfolio:

1,015,000 bonds @ $99.031 = $1,005,164.65

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

18,000,000 bonds @ $99.031 = $17,825,580

(14) % of Portfolio Assets Applied to Purchase

0.095

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

30 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai S. Shiver – Director of Business Risk/CCO

John Hancock Core Bond Trust Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and
Underwriting Syndicate Members
JT Managers – GS
Co-Manager – MS, Citi, Estrada, Jeffries, Loop, Morgan Keegan, BSC, Rice, WFC

(2)	Names of Issuers: North Texas Tollway Authority
(3)	Title of Securities: NRTTRN 6.718 1/1/49 cusip = 66285WFB7
(4)	Date of First Offering: 8/3/2009
(5)	Amount of Total Offering: $825,000,000
(6)	Unit Price of Offering: $ 100

Comparable Securities
1) NJ Turnpike 646139W35
2) Chicago Transit Authority 167725AC4
3) Puerto Rico Sales Tax Authority 74529JAC9

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8) Years of Issuer’s Operations: 56 years

(9) Trade Date: 8/3/2009

(10) Portfolio Assets on Trade Date: $828,550,978

(11) Price Paid per Unit: $100

(12) Total Price Paid by Portfolio: 1,175,000 bonds @ $100 = $1,175,000

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

25,000,000 bonds @ $100 = $25,000,000

(14) % of Portfolio Assets Applied to Purchase

0.141%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
56 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
Yes
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________ [signature]

John Hancock Core Bond Trust Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and
Underwriting Syndicate Members
Jt Lead Managers Bank of New York Mellon Corp/The
Bank of America Merrill Lynch
Barclays Capital
JP Morgan
Wells Fargo

(2)	Names of Issuers: CVS Caremark Corp.
(3)	Title of Securities: CVS 6.125 09/15/39 Cusip 126650BR0
(4)	Date of First Offering: 09/08/09
(5)	Amount of Total Offering: $1,500,000,000.00
(6)	Unit Price of Offering: $ 99.672

Comparable Securities
1) Comcast Corp cusip 20030NAY7
2) BSY PLC isin 1658KAB73
3) Thomson Reuters Corp cusip 884903AY1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.
(8)	Years of Issuer’s Operations: 46 years
(9)	Trade Date: 09/08/09
(10)	Portfolio Assets on Trade Date: $903,865,570
(11)	Price Paid per Unit: $99.672
(12)	Total Price Paid by Portfolio: 1,540,000 bonds @ $99.672 = $1,534,948.80
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.672 = $29,901,600
(14)	% of Portfolio Assets Applied to Purchase
0.170%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
46 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________ Mai S. Shiver Director of Business Risk/CCO

John Hancock High Yield Trust Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Book-Running Managers and Joint Lead Managers:
BofA Merrill Lynch Citi
Joint Lead Manager:
TD Securities
Co-Managers:
Barclays Capital JPMorgan Wells Fargo Securities
BNY Mellon Capital Markets LLC
(2)	Names of Issuers: TD Ameritrade Holding Co
(3)	Title of Securities: TD Ameritrade 4.15%
(4)	Cusip: 87236YAB4
(5)	Date of First Offering: 11/20/09
(6)	Amount of Total Offering: $500,000,000
(7)	Unit Price of Offering: 99.901

Comparable Securities
	Par Wtd		Maturity	ML Industry	Yld to
Description	Coupon		Date	Lvl 4	Worst
E*TRADE FINL		7.875	12/1/2015	Brokerage	9.892
E*TRADE FINL		12.5	11/30/2017	Brokerage	11.525
LABRANCHE & CO		11	5/15/2012	Brokerage	12.684

(8)	Underwriting Spread or Commission: 1.5%
(9)	Years of Issuer’s Operations: >10 years
(10)	Trade Date: 11/20/09
(11)	Portfolio Assets on Trade Date: $698,161,858
(12)	Price Paid per Unit: 99.901
(13)	Total Price Paid by Portfolio: $349,654

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
$1,998,020

(15)	% of Portfolio Assets Applied to Purchase
0.05%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Yes

(18)	Years of Continuous Operation (unless municipal security, see below)
> 10 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai S. Shiver – Director of Business Risk/CCO

John Hancock High Yield Trust Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Book-Running Managers and Joint Lead Managers:
BofA Merrill Lynch Citi
Joint Lead Manager:
TD Securities
Co-Managers:
Barclays Capital JPMorgan Wells Fargo Securities
BNY Mellon Capital Markets LLC
(2)	Names of Issuers: TD Ameritrade Holding Co
(3)	Title of Securities: TD Ameritrade 5.6%
(4)	Cusip: 87236YAA6
(5)	Date of First Offering: 11/20/09
(6)	Amount of Total Offering: $500,000,000
(7)	Unit Price of Offering: 99.862

Comparable Securities
	Par Wtd		Maturity	ML Industry	Yld to
Description	Coupon		Date	Lvl 4	Worst
E*TRADE FINL		7.875	12/1/2015	Brokerage	9.892
E*TRADE FINL		12.5	11/30/2017	Brokerage	11.525
LABRANCHE & CO		11	5/15/2012	Brokerage	12.684

(8)	Underwriting Spread or Commission: 1.5%
(9)	Years of Issuer’s Operations: >10 years
(10)	Trade Date: 11/20/09
(11)	Portfolio Assets on Trade Date: $698,161,858
(12)	Price Paid per Unit: 99.862
(13)	Total Price Paid by Portfolio: $499,310

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
$18,973,780

(15)	% of Portfolio Assets Applied to Purchase
0.07%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Yes

(18)	Years of Continuous Operation (unless municipal security, see below)
> 10 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai S. Shiver – Director of Business Risk/CCO

John Hancock High Yield Trust Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and
Underwriting Syndicate Members
Joint Book-Running Managers:
Morgan Stanley
Credit Suisse
RBC Capital Markets
Senior Co-Managers:
CALYON
JPMorgan
Scotia Capital
Societe Generale
Wells Fargo Securities
Co-Managers:
	BMO Capital Markets	SunTrust Robinson Humphrey
	ING Wholesale	Citi
	Raymond James	PNC Capital Markets LLC
	Natixis Bleichroeder LLC	Capital One Southcoast

(2)	Names of Issuers: Cloud Peak Energy
(3)	Title of Securities: Cloud Peak Energy 8.5%
(4)	Cusip: 18911MAB7
(5)	Date of First Offering: 11/20/09
(6)	Amount of Total Offering: $300,000,000
(7)	Unit Price of Offering: 99.16

Comparable Securities
	Par
	Wtd	Maturity		Yld to
Description	Coupon	Date	ML Industry Lvl 4	Worst
			Metals/Mining Excluding
TECK RESOURCES	10.75	5/15/2019	Steel		7.214
VEDANTA			Metals/Mining Excluding
RESOURCE	8.75	1/15/2014	Steel		8.671
			Metals/Mining Excluding
FMG FINANCE	10.625	9/1/2016	Steel		8.78

(8) Underwriting Spread or Commission: 2%

(9)	Years of Issuer’s Operations: < 1 year
(10)	Trade Date: 11/20/09
(11)	Portfolio Assets on Trade Date: $698,161,858
(12)	Price Paid per Unit: 99.16
(13)	Total Price Paid by Portfolio: $471,010

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
$2,974,800

(15)	% of Portfolio Assets Applied to Purchase
0.07%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Yes

(18)	Years of Continuous Operation (unless municipal security, see below)
< 1 year

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai S. Shiver – Director of Business Risk/CCO

John Hancock High Yield Trust Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and
Underwriting Syndicate Members
Joint Book-Running Managers:
Morgan Stanley
Credit Suisse
RBC Capital Markets
Senior Co-Managers:
CALYON
JPMorgan
Scotia Capital
Societe Generale
Wells Fargo Securities
Co-Managers:
	BMO Capital Markets	SunTrust Robinson Humphrey
	ING Wholesale	Citi
	Raymond James	PNC Capital Markets LLC
	Natixis Bleichroeder LLC	Capital One Southcoast

(2)	Names of Issuers: Cloud Peak Energy
(3)	Title of Securities: Cloud Peak Energy 8.25%
(4)	Cusip: 18911MAA9
(5)	Date of First Offering: 11/20/09
(6)	Amount of Total Offering: $300,000,000
(7)	Unit Price of Offering: 99.268

Comparable Securities
		Par
		Wtd	Maturity		Yld to
Description	Ticker	Coupon	Date	ML Industry Lvl 4	Worst
ARCH COAL				Metals/Mining Excluding
INC	ACI	8.75	8/1/2016	Steel	8.132
ALROSA				Metals/Mining Excluding
FINANCE	ALROSA	8.875	11/17/2014	Steel	8.407
DRUMMOND				Metals/Mining Excluding
CO	DRUMCO	7.375	2/15/2016	Steel	8.418

(8) Underwriting Spread or Commission: 2%

(9)	Years of Issuer’s Operations: < 1 year
(10)	Trade Date: 11/20/09
(11)	Portfolio Assets on Trade Date: $698,161,858
(12)	Price Paid per Unit: 99.268
(13)	Total Price Paid by Portfolio: $322,621

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
$1,985,360

(15)	% of Portfolio Assets Applied to Purchase
0.05%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Yes

(18)	Years of Continuous Operation (unless municipal security, see below)
< 1 year

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai S. Shiver – Director of Business Risk/CCO

John Hancock High Yield Trust Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Bookrunners:
Banc of America Securities LLC Deutsche Bank Securities Wells Fargo Securities
Co-Managers:
Barclays Capital Jefferies & Company
(2)	Names of Issuers: Freedom Group Inc.
(3)	Title of Securities: Freedom Group Inc GUN 10 1/4
(4)	Cusip: 35638PAA8
(5)	Date of First Offering: 7/15/09
(6)	Amount of Total Offering: $200,000,000
(7)	Unit Price of Offering: 97.827

Comparable Securities
	Par Wtd	Maturity		Yld to
Description	Coupon	Date	ML Industry Lvl 4	Worst
ETHAN ALLEN	5.375	10/1/2015	Household & Leisure
GLOB			Products	7.655
SEALY			Household & Leisure
MATTRESS	10.875	4/15/2016	Products	9.496
ALH FINANCE			Household & Leisure
	8.5	1/15/2013	Products	12.672

(8)	Underwriting Spread or Commission: 2.5%
(9)	Years of Issuer’s Operations: >10 years
(10)	Trade Date: 7/15/09
(11)	Portfolio Assets on Trade Date: $662,331,447
(12)	Price Paid per Unit: 97.827
(13)	Total Price Paid by Portfolio: $293,481

(14)	Total Price Paid by Portfolio (13) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
$1,173,924

(15)	% of Portfolio Assets Applied to Purchase
0.04%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Yes

(18)	Years of Continuous Operation (unless municipal security, see below)
> 10 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________ Mai S. Shiver Director of Business Risk/CCO

John Hancock High Yield Trust Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Book-Running Managers:
BofA Merrill Lynch SunTrust Robinson Humphrey Wells Fargo Securities BNP Paribas Barclays Capital
(2)	Names of Issuers: Geo Group Inc
(3)	Title of Securities: Geo Group Inc GEO 7 3/4
(4)	Cusip: 36159RAB9
(5)	Date of First Offering: 10/7/09
(6)	Amount of Total Offering: $250,000,000
(7)	Unit Price of Offering: 98.547

Comparable Securities
		Par Wtd		Maturity	ML Industry	Yld to
Description	Ticker	Coupon		Date	Lvl 4	Worst
CORRECTIONS					Support-
CORP	CXW		7.75	6/1/2017	Services	7.147
					Support-
IRON MOUNTAIN	IRM		8.75	7/15/2018	Services	7.976
					Support-
MAC-GRAY CORP	TUC		7.625	8/15/2015	Services	8.002

(8)	Underwriting Spread or Commission: 2.25%
(9)	Years of Issuer’s Operations: >10 years
(10)	Trade Date: 10/7/09
(11)	Portfolio Assets on Trade Date: $726,658,357
(12)	Price Paid per Unit: 98.547
(13)	Total Price Paid by Portfolio: $221,730.75

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
$1,478,205

(15)	% of Portfolio Assets Applied to Purchase
0.03%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Yes

(18)	Years of Continuous Operation (unless municipal security, see below)
> 10 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai S. Shiver – Director of Business Risk/CCO

John Hancock High Yield Trust Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and
Underwriting Syndicate Members
Joint Lead Managers- Books:
Banc of America Securities LLC
Barclays Capital
Citigroup Global Markets Inc
Credit Suisse
Deutsche Bank Securities Inc
Goldman Sachs & Co
Morgan Stanley
SunTrust Robinson Humphrey
UBS Securities LLC
US Bancorp Investments Inc
Wells Fargo Securities LLC

(2)	Names of Issuers: Qwest Communications
(3)	Title of Securities: Qwest Communications Intl QUS 8 10/01/15
(4)	Cusip: 749121BZ1
(5)	Date of First Offering: 9/14/09
(6)	Amount of Total Offering: $550,000,000
(7)	Unit Price of Offering: 98.244

Comparable Securities
		Par Wtd
Description	Ticker	Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
				Telecom -
NORDIC TEL CO HL	TDCDC	8.875	5/1/2016	Integrated/Services	8.341
				Telecom -
INTELSAT SUB HLD	INTEL	8.875	1/15/2015	Integrated/Services	8.343
				Telecom -
CITIZENS UTIL CO	FTR	7.125	3/15/2019	Integrated/Services	8.362

(8)	Underwriting Spread or Commission: 2%
(9)	Years of Issuer’s Operations: >10 years
(10)	Trade Date: 9/14/09
(11)	Portfolio Assets on Trade Date: $695,338,877

(12)	Price Paid per Unit: 98.244
(13)	Total Price Paid by Portfolio: $1,473,660

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
$3,929,760

(15)	% of Portfolio Assets Applied to Purchase
0.21%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Yes

(18)	Years of Continuous Operation (unless municipal security, see below)
> 10 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4)
of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________ Mai S. Shiver Director of Business Risk/CCO

John Hancock High Yield Trust Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Bookrunners:
Barclays Capital JP Morgan Citi RBS
TD Securities
Deutsche Bank Securities Wells Fargo Securities
(2)	Names of Issuers: SBA Telecommunications
(3)	Title of Securities: SBA Telecom Inc. SBAC 8
(4)	Cusip: 78401FAA5
(5)	Date of First Offering: 7/21/09
(6)	Amount of Total Offering: $375,000,000
(7)	Unit Price of Offering: 99.330

Comparable Securities
	Par Wtd	Maturity		Yld to
Description	Coupon	Date	ML Industry Lvl 4	Worst
CRICKET
COMMUNIC	7.75	5/15/2016	Telecom -	8.088
			Integrated/Services
INMARSAT FIN
II	10.375	11/15/2012	Telecom -	8.164
			Integrated/Services
CITIZENS
COMM CO	6.25	1/15/2013	Telecom -	8.225
			Integrated/Services

(8)	Underwriting Spread or Commission: 2.0%
(9)	Years of Issuer’s Operations: >10 years
(10)	Trade Date: 7/21/09
(11)	Portfolio Assets on Trade Date: $ 672,914,286

(12)	Price Paid per Unit: 99.330
(13)	Total Price Paid by Portfolio: $595,980

(14)	Total Price Paid by Portfolio (13) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
$1,986,600

(15)	% of Portfolio Assets Applied to Purchase
0.09%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Yes

(18)	Years of Continuous Operation (unless municipal security, see below)
> 10 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________ Mai S. Shiver Director of Business Risk/CCO

John Hancock High Yield Trust Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Bookrunners:
Barclays Capital JP Morgan Citi RBS
TD Securities
Deutsche Bank Securities Wells Fargo Securities
(2)	Names of Issuers: SBA Telecommunications
(3)	Title of Securities: SBA Telecom Inc. SBAC 8 1/4
(4)	Cusip: 78401FAB3
(5)	Date of First Offering: 7/21/09
(6)	Amount of Total Offering: $375,000,000
(7)	Unit Price of Offering: 99.152

Comparable Securities
	Par Wtd		Maturity		Yld to
Description	Coupon		Date	ML Industry Lvl 4	Worst
TIME WARNER
TELE		9.25	2/15/2014	Telecom -	8.472
				Integrated/Services
WINDSTREAM
CORP		7	3/15/2019	Telecom -	8.581
				Integrated/Services
SPRINT CAP
CORP		8.375	3/15/2012	Telecom -	8.582
				Integrated/Services

(8)	Underwriting Spread or Commission: 2.0%
(9)	Years of Issuer’s Operations: >10 years
(10)	Trade Date: 7/21/09
(11)	Portfolio Assets on Trade Date: $ 672,914,286

(12)	Price Paid per Unit: 99.152
(13)	Total Price Paid by Portfolio: $297,456

(14)	Total Price Paid by Portfolio (13) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
$991,520

(15)	% of Portfolio Assets Applied to Purchase
0.04%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Yes

(18)	Years of Continuous Operation (unless municipal security, see below)
> 10 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________ Mai S. Shiver Director of Business Risk/CCO

John Hancock High Yield Trust Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Bookrunners:
Banc of America Securities LLC Deutsche Bank Securities Goldman, Sachs & Co Wachovia Securities
Co-Managers:
Citi
Credit Suisse Morgan Stanley
(2)	Names of Issuers: Toys R Us Property Co I
(3)	Title of Securities: Toys R Us Prop C Toy 10 3/4
(4)	Cusip: 89236LAA0
(5)	Date of First Offering: 7/1/09
(6)	Amount of Total Offering: $950,000,000
(7)	Unit Price of Offering: 97.399

Comparable Securities
	Par Wtd	Maturity		Yld to
Description	Coupon	Date	ML Industry Lvl 4	Worst
DOLLAR			Non-Food & Drug
GENERAL	11.875	7/15/2017	Retailers	10.018
SUSSER HOLD			Non-Food & Drug
& FI	10.625	12/15/2013	Retailers	10.619
			Non-Food & Drug
SAKS INC	9.875	10/1/2011	Retailers	11.146
MACYS RETAIL			Non-Food & Drug
HLD	7.625	8/15/2013	Retailers	11.758

(8)	Underwriting Spread or Commission: 1.948%
(9)	Years of Issuer’s Operations: >10 years
(10)	Trade Date: 7/1/09
(11)	Portfolio Assets on Trade Date: $666,701,854

(12)	Price Paid per Unit: 97.399
(13)	Total Price Paid by Portfolio: $2,264,526.75

(14)	Total Price Paid by Portfolio (13) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
$6,330,935

(15)	% of Portfolio Assets Applied to Purchase
0.34%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Yes

(18)	Years of Continuous Operation (unless municipal security, see below)
> 10 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________ Mai S. Shiver Director of Business Risk/CCO

John Hancock Core Bond Trust Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Manager - Morgan Stanley
Joint Lead Managers - Mitsubishi UFJ Securities USA Inc

	Sr Co-Manager(s)	Banca IMI
Keybanc Capital Markets
SunTrust Robinson Humphrey
Unicredito Italiano
US Bancorp Investments Inc
Wells Fargo

	Co-Manager(s)	Loop Capital Markets LLC
Williams Capital Group LP

(2)	Names of Issuers: Morgan Stanley
(3)	Title of Securities: MS 5.625 09/23/19 cusip – 61747YCJ2
(4)	Date of First Offering: 9/16/2009
(5)	Amount of Total Offering: $3,000,000,000.00
(6)	Unit Price of Offering: $ 99.585

Comparable Securities
1) Bank of America Corp – 060505DB7
2) Goldman Sachs Grp Cusip = 38141EA25
3) National City Corp – 635405AM5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.
(8)	Years of Issuer’s Operations: 74
(9)	Trade Date: 9/16/2009
(10)	Portfolio Assets on Trade Date: $914,617,607
(11)	Price Paid per Unit: $99.585
(12)	Total Price Paid by Portfolio:
1,545,000 bonds @ $99.585 = $1,538,588.25

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
31,000,000 bonds @ $99.585 = $30,871,350
(14)	% of Portfolio Assets Applied to Purchase
0.168%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
74 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________ Mai S. Shiver Director of Business Risk/CCO

John Hancock Core Bond Trust Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Managers - BAS, Citi, JPM
Co-Mgrs – DB, BK, MIT, CMA, PNC, RBS, SCOT, STI, WFC, USB

(2)	Names of Issuers: Mack Cali Realty Corp
(3)	Title of Securities: CLI 7.75 8/15/19 Cusip – 55448QAP1
(4)	Date of First Offering: 8/5/2009
(5)	Amount of Total Offering: $250,000,000.00
(6)	Unit Price of Offering: $ 99.145

Comparable Securities
1) Bank of America Corp – 060505DB7
2) Goldman Sachs Grp Cusip = 38141EA25
3) National City Corp – 635405AM5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.
(8)	Years of Issuer’s Operations: 60 years
(9)	Trade Date: 8/5/2009
(10)	Portfolio Assets on Trade Date: $845,320,450
(11)	Price Paid per Unit: $99.145
(12)	Total Price Paid by Portfolio: 195,000 bonds @ $99.145 = $193,332.75
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
4,000,000 bonds @ $99.145 = $3,965,800
(14)	% of Portfolio Assets Applied to Purchase
0.022%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
60 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________ [signature]

John Hancock Core Bond Trust Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books
	Bank of America Merrill Lynch	250,000.00
	BNP Paribas	250,000.00
	JP Morgan	250,000.00
	UBS Securities LLC	250,000.00

	Co-Manager(s):
	BBVA Securities Inc
	Calyon Securities USA Inc
	Commerzbank Capital Markets Corp
	Daiwa Securities America Inc
	Mitsubishi UFJ Securities USA Inc
	Mizuho Securities USA Inc
	Morgan Keegan & Co
	Scotia Capital Inc
	SG Americas Securities LLC
	Wells Fargo

(2)	Names of Issuers: International Paper
(3)	Title of Securities: IP 7.5 08/15/21 cusip – 460146CE1
(4)	Date of First Offering: 8/3/2009
(5)	Amount of Total Offering: $1,000,000,000.00
(6)	Unit Price of Offering: $ 99.92

Comparable Securities
1) Bank of America Corp – 060505DB7
2) Goldman Sachs Grp Cusip = 38141EA25
3) National City Corp – 635405AM5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.
(8)	Years of Issuer’s Operations: 111
(9)	Trade Date: 8/3/2009
(10)	Portfolio Assets on Trade Date: $828,550,978.00
(11)	Price Paid per Unit: $99.92
(12)	Total Price Paid by Portfolio: 845,000 bonds @ $99.92 = $844,324

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
18,000,000 bonds @ $99.92 = $17,985,500
(14)	% of Portfolio Assets Applied to Purchase
0.101%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
111 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________ [signature]

10f-3 REPORT – John Hancock Trust Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members: Citi
Name of Issuers: Citi
Title Of Security: Apollo Investment Corp.
Date of First Offering: 8/12/09
Comparable Securities:
	Apollo Inv. Corp.	Cit Group Conv. Pfd	Energy Solutions Inc.
Amount of Total Offering:	$1.137 Billion	$746,200,000	$690,000,000
Unit Price of Offering:	$9	$26.00	$23.00
Underwriting Spread or Commission:	23.625C/share	94 cents	3.60%
	(selling concession)	(selling concession)
Years of Issuers Operations:	19 years
Trade Date:	8/12/2009
Portfolio Assets on Trade Date:	$271,783,685
**as of 4/22/08
Price Paid per Unit:	$8.75
Total Price Paid by Portfolio:	$153,405
Total Price paid for securities by other	$8.75
portfolios for which sub advisers acts as
investment adviser:
Percent of Portfolio Assets:	0.06%
Test set forth in paragraph (B)(4) of	Yes
Procedures satisfied?
Prohibitions set forth in paragraph (B)(5)	Yes
of Procedures Not Violated?
Years of Continuous Operation:	over 3 years

Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c') been satisfied?	N/A Yes

All purchases by Sub-adviser described above were affected in compliance with the Trust's Rule 10f-3 procedures.

Signature: 10f-3 REPORT – John Hancock Trust Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members: Citi
Name of Issuers: Citi
Title Of Security: Apollo Investment Corp.
Date of First Offering: 12/9/09
Comparable Securities:
	Apollo Inv. Corp.	Cit Group Conv. Pfd	Energy Solutions Inc.
Amount of Total Offering:	$98,200,000	$746,200,000	$690,000,000
Unit Price of Offering:	$10	$26.00	$23.00
Underwriting Spread or Commission:	.2651/share	94 cents	3.60%
	(selling concession)	(selling concession)
Years of Issuers Operations:	19 years
Trade Date:	12/9/2009
Portfolio Assets on Trade Date:	$289,134,770
as of 11/30/09
Price Paid per Unit:	$9.82
Total Price Paid by Portfolio:	$88,380

Total Price paid for securities by other portfolios for which sub advisers acts as investment adviser:

Percent of Portfolio Assets:

Test set forth in paragraph (B)(4) of Procedures satisfied?

Prohibitions set forth in paragraph (B)(5) of Procedures Not Violated?

Years of Continuous Operation:

Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c') been satisfied?

$9.82 0.04% Yes Yes over 3 years N/A Yes

All purchases by Sub-adviser described above were affected in compliance with the Trust's Rule 10f-3 procedures.

Signature:

10f-3 REPORT – John Hancock Trust Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members: Citi
Name of Issuers: Goldman Sachs / Deutsche Bank
Title Of Security: Dole Food Company Inc.
Date of First Offering: 10/22/09
Comparable Securities:
	Dole Food Co. Inc.	Verisk Analytics Inc.	Apollo Inv. Corp.
Amount of Total Offering:	$3.57 Million	$462,000,000	$1.137 Billion
Unit Price of Offering:	$13	$22	$9

Underwriting Spread or Commission:	45C/share	52C/share	23.625C/share
	(selling concession)	(selling concession)
Years of Issuers Operations:	158 years
Trade Date:	10/22/2009
Portfolio Assets on Trade Date:	$276,740,840
(as of 10/23/09)
Price Paid per Unit:	$12.50
Total Price Paid by Portfolio:	$12.50
Total Price paid for securities by other	$12.50
portfolios for which sub advisers acts as
investment adviser:
Percent of Portfolio Assets:	0.27%
Test set forth in paragraph (B)(4) of	Yes
Procedures satisfied?
Prohibitions set forth in paragraph (B)(5)	Yes
of Procedures Not Violated?
Years of Continuous Operation:	over 3 years
Municipal Security - Received a rating	N/A
in compliance with paragraph (A)(4)
of the Procedures?
Have the conditions in paragraphs	Yes
(B)(1)(a), (B)(1)(b) and (B)(1)(c') been
satisfied?

All purchases by Sub-adviser described above were affected in compliance with the Trust's Rule 10f-3 procedures.

Signature:

10f-3 REPORT – John Hancock Trust Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members: Citigroup

Name of Issuers: Citigroup
Title Of Security: Dollar General Corp.
Date of First Offering: 11/12/09
Comparable Securities:
	Dollar General Corp.	Ford Convertible Bnds	Dole Food Co. Inc.
Amount of Total Offering:	$823,200,000	$3.57 Million	$3.57 Million
Unit Price of Offering:	$21	$100	$13
Underwriting Spread or Commission:	72.45 cents/share		45C/share
	(selling concession)	(selling concession)
Years of Issuers Operations:	54 years
Trade Date:	11/12/2009
Portfolio Assets on Trade Date:	$298,017,186
(as of 11/13/09)
Price Paid per Unit:	$21.00
Total Price Paid by Portfolio:	$21.00
Total Price paid for securities by other	$21.00
portfolios for which sub advisers acts as
investment adviser:
Percent of Portfolio Assets:	0.20%
Test set forth in paragraph (B)(4) of	Yes
Procedures satisfied?
Prohibitions set forth in paragraph (B)(5)	Yes
of Procedures Not Violated?
Years of Continuous Operation:	over 3 years
Municipal Security - Received a rating	N/A
in compliance with paragraph (A)(4)
of the Procedures?

Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c') been satisfied?	Yes

All purchases by Sub-adviser described above were affected in compliance with the Trust's Rule 10f-3 procedures.

Signature:

10f-3 REPORT – John Hancock Trust Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members: Citi
Name of Issuers: Citigroup
Title Of Security: Ford Convertible Bonds
Date of First Offering: 11/3/09
Comparable Securities:
	Ford Convrtble Bnds	Dole Food Co. Inc.	Verisk Analytics Inc.
Amount of Total Offering:	$3.57 Million	$3.57 Million	$462,000,000
Unit Price of Offering:	$100	$13	$22
Underwriting Spread or Commission:	since it's a bond no commission	45C/share	52C/share
	(selling concession)	(selling concession)
Years of Issuers Operations:	110 years
Trade Date:	11/3/2009
Portfolio Assets on Trade Date:	$283,698,266
(as of 10/23/09)
Price Paid per Unit:	$100.00
Total Price Paid by Portfolio:	$100.00
Total Price paid for securities by other	$100.00
portfolios for which sub advisers acts as
investment adviser:

Percent of Portfolio Assets:

Test set forth in paragraph (B)(4) of Procedures satisfied?

Prohibitions set forth in paragraph (B)(5) of Procedures Not Violated?

Years of Continuous Operation:

Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c') been satisfied?

0.01% Yes Yes over 3 years N/A Yes

All purchases by Sub-adviser described above were affected in compliance with the Trust's Rule 10f-3 procedures.

Signature:

10f-3 REPORT – John Hancock Trust Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members: Citi
Name of Issuers: Morgan Stanley
Title Of Security: Verisk Analytics Inc.
Date of First Offering: 10/6/09
Comparable Securities:
	Verisk Analytics Inc.	Cit Group Conv. Pfd	Apollo Inv. Corp.
Amount of Total Offering:	$462,000,000	$746,200,000	$1.137 Billion
Unit Price of Offering:	$22	$26.00	$9
Underwriting Spread or Commission:	52C/share	94 cents	23.625C/share
	(selling concession)	(selling concession)
Years of Issuers Operations:	38years

Trade Date:	10/6/2009
Portfolio Assets on Trade Date:	$289,825,169
**as of 10/06/09
Price Paid per Unit:	$22.00
Total Price Paid by Portfolio:	$237,388
Total Price paid for securities by other	$22.00
portfolios for which sub advisers acts as
investment adviser:
Percent of Portfolio Assets:	0.07%
Test set forth in paragraph (B)(4) of	Yes
Procedures satisfied?
Prohibitions set forth in paragraph (B)(5)	Yes
of Procedures Not Violated?
Years of Continuous Operation:	over 3 years
Municipal Security - Received a rating	N/A
in compliance with paragraph (A)(4)
of the Procedures?
Have the conditions in paragraphs	Yes
(B)(1)(a), (B)(1)(b) and (B)(1)(c') been
satisfied?

All purchases by Sub-adviser described above were affected in compliance with the Trust's Rule 10f-3 procedures.

Signature:

UBS Global Asset Management Quarter Ended September 30, 2009

John Hancock Trust JHT Global Allocation Trust

10f-3 Transactions

Security	Shares/Par	Execution Price*	Selling Concession	Net Proceeds*
Talecris	3,300	$19.00	$0.69	$62,700.00
Biotherapeutics

* Amounts are reported in USD.

All transactions have been properly accounted for in accordance with JHT's procedures. The commission received is reasonable and fair compared to commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period.

/s/ Leesa Young	/s/ Eric Pucek		updated by Lmerrill 11/3/09
Leesa Young	Eric Pucek	10/12/2009
Compliance Officer	Compliance Officer

John Hancock Trust - JHT Global Allocation Trust UBS Global Asset Management Rule 10f-3 Report Quarter Ended September 30, 2009

The 10f-3 transaction information for the first quarter 2009 is listed below:

JHT Global Allocation Trust

	Security Name	Trade Date	Ticker Symbol	Deal Type	Shares/Par
Talecris		9/30/2009	TLCR	IPO		3,300

Biotherapeutics

Price	Size of Offering	% of Assets on Trade
19.00	50,000,000 shares	0.03%

Security
Affiliated Underwriter UBS Invstmnt Bank	Purchased From Morgan Stanley

All transactions have been properly accounted for in accordance with JHT's procedures.

The purchase described in this report was executed in compliance with Rule 10f-3 procedures adopted by the Board of Trustees of John Hancock Trust.

John Hancock Trust - Rule 10f-3 Purchase Report

Security Name/Symbol:	Talecris Biotherapeutics/TLCR

Issue Info	This
& Comparison	Purchase	Comparable Issue - 2
Issuer	Talecris	Emdeon
Yrs of Issuer's Operations	>3 years	>3 years
Market on Which Traded	NASDAQ	NYSE
Purchase / Trade Date	9/30/2009	8/11/2009
Offering Price	19.00	15.50
Principal Amnt of Offering	50,000,000 shrs	23,700,000 shares
Commissn, Sprd or Prft	.693/share	.61/share
Total Market Capitaliztn	33.6 (Mil)	1.16 (Bil)
Industry or Sector	Biotechnology	Software

	JHT Global Allocation	JHF II Lrge Cap Fund
Underwriter?	See previous tab	None to report

Date of First Offering?	9/30/2009
Amount of Total Offering?	50,000,000 shares
Portfl Assets on Trde Date?	$218,667,395.22
% of Prtfl Assts appld to Prchs	0.03%
Test Set Forth in paragraph (B)(4)	Yes